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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): July 21, 2005
                                                           -------------

                             Patapsco Bancorp, Inc.
              -----------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Maryland                    0-28032                  52-1951797
----------------------------   ----------------------    ---------------------
(State or Other Jurisdiction   Commission File Number      (I.R.S. Employer of
 Incorporation)                                            Identification No.)


                 1301 Merritt Boulevard, Dundalk, Maryland      21222
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               (Address of Principal Executive Offices)      (Zip Code)


       Registrant's Telephone Number, Including Area Code: (410) 285-1010
                                                           --------------

                                 Not Applicable
     -----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION
           ---------------------------------------------

         On July 21, 2005, Patapsco Bancorp, Inc. (the "Company") announced its unaudited financial results for the quarter and fiscal year ended June 30, 2005. For more information, reference is made to the Company's press release dated July 21, 2005, a copy of which is attached to this Report as Exhibit 99 and is furnished herewith.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS
           ---------------------------------

      (a)  Not applicable.


      (b)  Not applicable.


      (c)  The following exhibit is filed herewith:

           Exhibit 99      Press Release dated July 21, 2005



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PATAPSCO BANCORP, INC.



Date: July 25, 2005                   By: /s/ Michael J. Dee
                                          --------------------------------------
                                          Michael J. Dee
                                          Senior Vice President and
                                           Chief Financial Officer